UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 29, 2008

Digital River, Inc.
(Exact name of registrant as specified in charter)

Delaware	000-24643	41-1901640
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9625 West 76th Street, Eden Prairie, MN	55344
(Address of principal executive offices)	(Zip Code)
(952) 253-1234
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On September 29, 2008, the staff of the Securities and Exchange Commission formally notified Digital River, Inc. that the SEC investigation related to Digital River’s historical stock option practices has been terminated. No enforcement action has been recommended.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Digital River, Inc.
Date: September 30, 2008	By:	/s/ Thomas M. Donnelly
Thomas M. Donnelly
Chief Financial Officer